FIXED ASSETS - NET	12 Months Ended
Dec. 31, 2016
FIXED ASSETS - NET [Abstract]
FIXED ASSETS - NET
9.	fixed assets – net

Fixed assets, including those held under capital leases, consist of the following:

in millions of $	As of December 31,
	2015	2016

Land and buildings	218.9	220.8
Plant and machinery	593.4	539.8
Furniture, fixtures and office equipment	23.6	15.5
Others	0.4	0.8
	836.3	776.9
Less: Accumulated depreciation	(120.7)	(115.2)
	715.6	661.7
Construction-in-progress	161.7	93.8

	877.3	755.5

Depreciation expenses were $29.1 million, $76.9 million and $85.1 million for the years ended December 31, 2014, 2015 and 2016, respectively.

Depreciation of plant and machinery under capital leases was $5.2 million, $6.1 million and nil, for the years ended December 31, 2014, 2015 and 2016, respectively. Due to the restructuring mentioned in Note 4, the Group terminated the capital leases contracts during the year ended December 31, 2015.

As of December 31, 2016, buildings with a net book value of $74.6 million, and plant and machinery with a net book value of $169.6 million, were pledged for short-term bank borrowings of $89.5 million (Note 13). As of December 31, 2015, buildings with a net book value of $53.2 million, and plant and machinery with a net book value of $46.4 million, were pledged for short- term bank borrowings of $95.5 million and long-term bank borrowings of $43.2 million. As of December 31, 2015 and 2016, property, plant and equipment with book values of $207.5 million and $230.0 million were pledged for the Malaysian Government Loan of $166.2 million and $123.7 million, respectively (Note 13).

In the fourth quarter of 2016, the Group retired some outdated production lines located in the Qidong facilities. Accelerated depreciation on property, plant and equipment was recorded in cost of revenues of $15.1 million related to the retirement of such production lines in 2016.